UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 31, 2022

(Date of earliest event reported:  March 30, 2022)

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11178	Revlon, Inc.	13-3662955
Delaware
One New York Plaza
New York, New York, 10004
212-527-4000

33-59650	Revlon Consumer Products Corporation	13-3662953
Delaware
One New York Plaza
New York, New York, 10004
212-527-4000

Former Name or Former Address, if Changed Since Last Report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) or 12(g) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Revlon, Inc.	Class A Common Stock	REV	New York Stock Exchange
Revlon Consumer Products Corporation	None	N/A	N/A

Indicate by check mark whether each registrant is an "emerging growth company" as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)in Rule 12b-2 of the Exchange Act.

Emerging Growth Company
Revlon, Inc.	☐
Revlon Consumer Products Corporation	☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to 2016 Revolving Credit Agreement

On March 31, 2022, Revlon Consumer Products Corporation, a Delaware corporation (“Products Corporation”), the direct wholly-owned operating subsidiary of Revlon, Inc., a Delaware corporation (“Revlon” or the “Company”), entered into Amendment No. 9 (“Amendment No. 9”) to that certain Asset-Based Revolving Credit Agreement, dated as of September 7, 2016 (as amended, restated, amended and restated, waived, supplemented or otherwise modified from time to time prior to Amendment No. 9, the “2016 Revolving Credit Agreement”), by and among Products Corporation, as borrower, Revlon, certain local borrowing subsidiaries as may be from time to time borrowers thereunder, MidCap Funding IV Trust, as administrative agent and collateral agent, the lenders from time to time party thereto, Alter Domus (US) LLC, as Tranche B Administrative Agent, and Crystal Financial LLC d/b/a SLR Credit Solutions, as SISO Term Loan Agent.

Amendment No. 9, among other things, made certain changes to the calculation of the borrowing base.  Amendment No. 9 has the effect of temporarily increasing the borrowing base under the 2016 Revolving Credit Agreement by up to $25 million until the earlier of (i) September 29, 2022 and (ii) the occurrence of an event of default or payment default (the “Amendment No. 9 Accommodation Period”).  During the Amendment No. 9 Accommodation Period, Amendment No. 9 also establishes a reserve against availability under the 2016 Revolving Credit Agreement in the amount of $10 million until June 29, 2022 and $15 million thereafter. Products Corporation is required to pay customary fees in connection with Amendment No. 9.

The foregoing description of Amendment No. 9 is qualified in its entirety by reference to the full text of Amendment No. 9, which is attached hereto as Exhibit 4.1 and is incorporated into this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financing Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the discussion set forth under Item 1.01, “Entry into a Material Definitive Agreement,” of this Form 8-K, which discussion is incorporated herein by reference in its entirety.

Item 8.01. Other Events.

Potential Capital Raise

Revlon may seek to raise capital during 2022. On March 31, 2022, the Company plans to file a registration statement on Form S-3 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to sell up to $75 million of debt, equity and other securities (the “Securities”) in one or more registered offerings from time to time. Some or all of the net proceeds from any capital raise may be used to manage and help alleviate the supply chain disruptions that have been previously disclosed by the Company and that have impacted the Company’s ability to meet customer demand for its products.

The Registration Statement has not been filed and is not yet effective. This Form 8-K does not constitute an offer of any securities for sale. The Securities to which the Registration Statement relates may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective.

This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any Securities, nor shall there be any sale of the Securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

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Amendment to 2021 Asset Based Term Loan Credit Agreement

On March 30, 2022, Revlon Finance LLC, a Delaware limited liability company and wholly-owned subsidiary of Revlon (“Revlon Finance”), entered into the First Amendment (“First Amendment”) to that certain Asset-Based Term Loan Credit Agreement, dated as of March 2, 2021 (as amended, restated, amended and restated, waived, supplemented or otherwise modified from time to time prior to the First Amendment, the “2021 Foreign ABTL”), by and among Revlon Finance, as borrower, each other loan party, the several banks and other financial institutions or entities from time to time parties to the 2021 Foreign ABTL as lenders, and Blue Torch Finance LLC, as administrative agent and collateral agent.

The First Amendment, among other things, made certain changes to the calculation of the borrowing base that have the effect of temporarily increasing the borrowing base for one year after the effective date of the First Amendment.  Initially the increase in the borrowing base is estimated to be approximately $7 million. Revlon Finance is required to pay customary fees in connection with the First Amendment.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (“Form 8-K”) contains statements that may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are therefore entitled to the protection of the safe harbor provisions of these laws. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “potential”, “predict”, “seek”, or “should”, or the negative thereof or other variations thereon or comparable terminology. The Company cannot give any assurance that expectations about future events will prove to be correct. These statements involve risks and uncertainties, including, but not limited to, the success of any capital raising activities, the effectiveness of the Registration Statement and the completion of any sale or purchase of Securities pursuant to the Registration Statement. The Company is also subject to governmental, economic and public health factors outside of the Company’s control that may cause its business, industry, strategy or capital raising activities to differ materially. Please also see “Risk Factors” and “Forward-Looking statements” in the Company’s most recently filed annual report on Form 10-K and subsequent filings. The Company undertakes no obligation to update or revise any of the forward-looking statements contained herein, whether as a result of new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Amendment No. 9, dated as of March 31, 2022, among Revlon Consumer Products Corporation, Revlon, Inc., the other Loan Parties party thereto, the SISO Term Lenders party thereto, the Revolving Lenders party thereto and MidCap Funding IV Trust, as Primary Administrative Agent and Collateral Agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

By:	/s/ Penny Tehrani-Littrell
Penny Tehrani-Littrell
Acting General Counsel and Corporate Secretary

REVLON CONSUMER PRODUCTS CORPORATION

By:	/s/ Penny Tehrani-Littrell
Penny Tehrani-Littrell
Acting General Counsel and Corporate Secretary

Date: March 31, 2022

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